                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 15, 1999 included in Premiere Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 as amended by Form 10-K/A dated April 1, 1999.


/s/ Arthur Andersen LLP


Atlanta, Georgia
October 22, 1999